Endurance Specialty Holdings Investor Presentation December 31, 2014 Exhibit 99.1

Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-
looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed
Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the period ended June 30, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the
Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated
periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Forward looking statements & regulation G disclaimer

•
“A” ratings from A.M. Best and S&P
•
$3.7 billion of total capital
•
Conservative, short-duration, AA-
rated investment portfolio
•
Prudent reserves that have
historically developed favorably
since our inception
•
Diversified and efficient capital
structure
•
Since inception, returned nearly
$2.1 billion to investors through
dividends and share repurchases
Endurance Has Strong Foundation to Build on
Strong balance sheet, diversified portfolio and robust infrastructure

Strategic Initiatives
•
Substantially expanded global
underwriting and leadership talent
•
Optimized balance of insurance and
reinsurance portfolios to lower
volatility and improve profitability
•
Increased strategic purchases of
reinsurance and retrocession to
support growth and manage cycle
•
Streamlined support operations to
generate significant savings to fund
underwriting additions
•
Financial results beginning to
reflect transformation initiatives
Diversified Portfolio of Businesses
•
Portfolio of $2.9 billion gross
premiums written for full year 2014
•
Diversified book of business
containing insurance and
reinsurance exposures as well as
short tail and long tail lines of
business
•
Proven leader in the U.S.
agriculture insurance industry
•
Focus on specialty lines of business,
with market recognized, industry-
leading talent
Strong Balance Sheet and Capital
Strong and seasoned franchise
• Inception to date operating ROE of 11.1%
• 10 year book value per share plus dividends CAGR of 10.0%
• Continuous improvement in performance and market positioning

Larger book of
business with
lower
volatility and
improved
return
characteristics
We Have Transformed Our Specialty Insurance and Reinsurance Businesses
Starting in 2013 we rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market
The core of our underwriting leadership and talent is now firmly embedded throughout our organization. Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders.

Restructured
business
• Withdrawal from
unprofitable lines
and accounts
• Management of
limits
• Strategic purchases
of reinsurance and
retrocessional
coverages
Improved
underwriting talent
• Attracted and
retained teams of high
quality underwriters
• Expanded
underwriting and
product capabilities in
insurance and
reinsurance specialty
lines
• Newly added teams
are generating strong
premium flows with
improved margins
Expanding our
international
operations
• Launched London
based international
insurance operation
and began writing in
January 2014
• Zurich based marine
and energy
reinsurance team
started in August
2014
• Expanded
catastrophe
reinsurance presence
in Singapore
Restructured
operations
• Streamlined
leadership and
operations  to
create
efficiencies

Specialty Insurance Strategic Direction – Scale, Balance and Diversification
Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the global market

2012
$1.43B
2014
$1.72B
Insurance Gross Premiums Written
Agriculture
63%
U.S.
Specialty
23%
Bermuda
14%
Agriculture
50%
U.S.
Specialty
31%
Bermuda
11%
London
7%
• Improved market presence through hiring of nearly 150 world class specialty underwriters in the U.S and London
• Increased market relevance with expanded geographies and products including: U.S. (Primary and excess casualty, inland and ocean marine, numerous professional liability classes, E&S property and commercial property) and London (energy, property and professional lines)
• Rebalanced portfolio by managing limits and by reducing unprofitable classes of business including NY City contractors, DIC property, and numerous casualty exposures while growing diversified specialty lines
Rebalancing
Specialty Growth
Paired With

Reinsurance Strategic Direction – Portfolio Enhancement
Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection

2012
$1.12B
2014
$1.18B
Reinsurance Gross Premiums Written
Specialty
18%
Property
24%
Catastrophe
29%
Professional
15%
• Expanded specialty focus through hiring of industry leading  specialty teams in Trade Credit and Surety,
Marine and Energy and Agriculture
• Improved balance and profit potential through re-underwriting and non-renewals in:  treaty property, UK
Motor, low margin casualty treaties as well as numerous contracts that no longer met our profit targets
• Enhanced leadership team and hired highly regarded North American team of underwriters
- Significantly expanded profitable U.S. casualty and professional lines quota share business
• Further expanded our international specialty book by an additional $70 million at 1/1/2015 renewals
Rebalancing
Specialty Growth
Casualty
14%
Specialty
11%
Property
31%
Catastrophe
34%
Professional
5%
Casualty
19%
Paired With

Portfolio Diversified by Product, Distribution Source and Geography
The transformation of Endurance has expanded product and geographic diversification

Full Year 2014 Gross Premiums Written: $2.9 Billion
Reinsurance (41%) Insurance (59%)
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
Clash
Americas Property Catastrophe
Asia Property Catastrophe
Europe Property Catastrophe
Workers Compensation Catastrophe
U.S. Sponsored Multi
Peril Crop Insurance
(MPCI)
Hail and other named
peril covers
Professional Lines
Property
Primary and Excess Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Surety
Healthcare
Excess Casualty
Professional Lines
Europe P&C
3%
Bermuda
6%
U.S. Specialty
19%
Global
Catastrophe
12%
North America
17%
Agriculture
30%
Global Specialty
7%
Aviation & Space
Marine & Energy
Agriculture (International)
Trade Credit, Surety and Political Risk
Structured Reinsurance
Weather
Personal Accident
Asia P&C
2%
International
4%
Property
Professional Lines
Energy

10 Year CAGR: 10.0%, 5 Year CAGR: 8.6%
$70
$60
$50
$40
$30
$20
$10
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
19.37
21.73
24.03
0.32
27.91
1.13
23.17
2.13
28.87
3.13
35.05
4.13
33.06
5.13
44.61
6.13
52.74
7.13
50.56
8.33
52.88
9.57
55.18
10.85
61.33
12.21
Book Value Per Share
Cumulative Dividends

Endurance

Endurance’s Financial Results
Diluted book value per common share has grown strongly

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – December 31, 2014
•
2005 – Hurricanes Katrina, Rita
and Wilma
•
2008 – Credit crisis and related
impact of marking assets to
market
•
2009 – Post crisis asset
recovery
•
2011 – High frequency of
global catastrophes
•
2012 – Superstorm Sandy and
Midwest drought
Significant Impacts to Book Value

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
1,645 1,863 1,673 2,098 2,312 2,007 2,587 2,648 2,181 2,281 2,457 2,755
200 200 200 200 200 200 430 430 430 430
103 391 447 447 449 447 448 528 528 527 527 528
Common Equity
Preferred Equity
Debt

Largest 1 in 100 PML as a % of Shareholders' Equity
30%
25%
20%
15%
10%
5%
0%
1/1/11 7/1/11 1/1/12 7/1/12 1/1/13 7/1/13 1/1/14 7/1/14 1/1/15

Endurance

Excellent Financial Strength and Risk Based Capital Position
Strong flexibility to pursue value enhancing growth initiatives
Endurance has significantly expanded its risk based capital position through strong results, prudent catastrophe risk management and leverage of reinsurance market while also returning nearly $2.1 billion to shareholders since inception through share repurchases and dividends. We maintain excellent financial strength and flexibility to pursue our strategic objectives and profitably grow our business for the benefit of our shareholders.

Significantly Reduced Catastrophe Exposures Excellent Financial Strength with Diversified Capital Base

•
Fixed maturity portfolio duration is 2.9 years in
order to balance investment yield and interest rate
risk
•
Investment quality (AA- average) has remained high
as the portfolio is conservatively managed in a
challenging economy
–
36.5% of investments are cash/short term
or US backed
–
Minimal exposure to sovereign debt or
bank debt of European peripheral countries
•
Increased allocations to non-core fixed income to
diversify portfolio, improve return potential and
reduce interest rate risk
•
Other investments of $541.5 million consist of
alternative funds (89.7%) and specialty funds
(10.3%)
– Alternative funds predominantly include
hedge funds; complemented with some
private equity funds. Hedge funds are
mostly a balanced mix of credit and equity
oriented strategies.
–
Specialty funds include high yield loan
funds
Conservatively Positioned Investment Portfolio
Endurance maintains a high quality, short duration investment portfolio

$6.6 Billion Investment Portfolio at December 31, 2014
Cash and
Short Term
9.7%
U.S. Government /
and U.S. Government
Backed – 26.8%
Municipals and Foreign
Government
4.2%
Other
Investments
8.2%
Asset Backed and
Non Agency Mortgage
Backed – 25.6%
Corporate
Securities
20.5%
Equities
5.0%
Investment Portfolio Highlights

•
Endurance has undergone a fundamental transformation to improve profitability and enhance market relevance
–
Since John Charman joined Endurance in mid 2013 as Chairman and CEO Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities
–
Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability
•
Benefits started to emerge in 2014 and should continue
•
Endurance maintains excellent balance sheet strength and liquidity
–
Capital levels meaningfully exceed rating agency minimums, providing support for growth
–
High quality investment portfolio; fixed maturity investments have an average credit quality of AA-
–
Prudent reserving philosophy and strong reserve position; strong, consistent  history of favorable development
•
While market conditions are increasingly competitive, the outlook for Endurance remains attractive
–
Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection;  accident year loss ratios improved in both segments during 2014
–
Active management of exposures and reinsurance purchases has reduced expected portfolio volatility
–
Expanded footprint of our specialty insurance and reinsurance franchise is improving market presence and relevance
Conclusion
Endurance is a compelling investment opportunity

Appendix

Overview of ARMtech

•
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
–
Offered by 19 licensed companies
–
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
–
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
–
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of
(re)insurance risks and is an efficient user of capital
•
ARMtech is a leading specialty crop insurance business
–
Approximate 8% market share in MPCI (with estimated 183,000 total agriculture policies in force)
and is 5th largest of 19 MPCI industry participants
–
MPCI 2014 crop year* estimated gross written premiums of $806 million
–
Portfolio is well diversified by geography and by crop
•
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
–
ARMtech has grown MPCI policy count by 50.4% since 2007
Overview of ARMtech
ARMtech has been a strong contributor to Endurance since its acquisition

*    2014 crop year is defined as July 1, 2013 through June 30, 2014

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
[Policy Count in '000's]
180
160
140
120
100
80
60
40
20
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014*
106 98 134 140 187 220 157 276 332 380 337
103 108 134 244 378 363 372 526 488 534 469
Crop Hail and LRP Premium
Retained MPCI Premium**
Ceded MPCI Premium
Policy Count [000's]

Endurance

•
ARMtech has built a market leading specialty crop
insurance business through its focus on offering
excellent service supported by industry leading
technology.
•
MPCI policy count has grown 50.4% over the past
seven years in a line of business not subject to the
property/casualty pricing cycle.
•
ARMtech is a leader in using technology to deliver
high quality service and to satisfy the intense
compliance and documentation standards imposed
on the industry by the U.S. Federal Government.
•
2014 industry premiums impacted by decline in
commodity prices
ARMtech is a Leader in Crop Insurance
ARMtech’s focus on technology and service has allowed it to steadily grow its business

Written Premiums and Policy Counts by Crop Year
Using technology and service to expand
premiums
ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
*    Estimated 2014 crop year premiums and policy count
**  Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
2007
2008
2009
2010
2011
2012
2013
2014**
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
149.9
228.1
105.1
163.4
265.5
99.4
136.4
217.4
108.0
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Endurance

•
2014 estimated crop year MPCI net written
premiums of $469.0 million*** are 12.1% lower
than crop year 2013
–
Commodity prices for spring crops declined
12% on average compared to a year ago
–
Estimated policy count growth of
approximately 4%
•
The portfolio of 2014 crop risk is balanced by crop
and geography
•
Purchased excess of loss reinsurance to reimburse
for losses from 85% to 96% on MPCI portfolio
•
The decline in estimated 2014 crop year MPCI net
written premiums is principally due to declines in
crop commodity prices.
ARMtech is Increasing  Market Share and Geographic  Diversification
2012 through 2014 were very strong marketing years for ARMtech
ARMtech continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.

Estimated 2014 Net Written Crop Year
Premiums
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2014 crop year premiums
***  Reflects cessions to the Federal Government as
part of the MPCI Program and not third party
reinsurance purchases
MPCI Net Written Premiums
by Crop Year and State Grouping *,***

240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
[Base and Net of FCIC Loss Ratio History]
2005
2006
2007
2008
2009
2010
2011
2012
2013
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Endurance

•
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
•
ARMtech’s business has historically produced stable
profits over time after reflecting the reinsurance
terms set out in the current standard crop
reinsurance agreement
–
Historic average loss ratio post U.S. Federal
cessions has been 82.8% (adjusted for the
2011 Federal reinsurance terms)
–
The best year was 2007 with a 69.8% net loss
ratio and the worst was 2012 with a 104.0%
net MPCI loss ratio
–
ARMtech’s current expense run rate after the
A&O subsidy is approximately 7% - 8%
Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility

Stable Results in Volatile Times
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Reinsurance)
While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons

Seasonality of MPCI Business
First Quarter Third Quarter Second Quarter
Recognition of
annual written
premiums
60% - 65%
Spring crops
20% - 25%
Spring crop acreage
report adjustments
Winter crops
10% - 15%
Spring crop
adjustments due to
actual cessions
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Driven by spring
crops and winter
crops
25% - 30%
Largely driven by
spring crops
Harvest
Harvest of winter
crops
Harvest of spring
crops
Fourth Quarter
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

MPCI Percent of Total Retained Premium - 2014 RY

Premium Class
<$250K
$250K
$500K
$1.0M
$2.5M
>$5.0M
2.3%
0.6%
5.1%
6.8%
0.6%
0.6%
3.4%
1.5%
0.8%
9.5%
5.3%
1.9%
3.7%
1.3%
3.3%
0.5%
1.3%
3.3%
2.9%
1.7%
2.4%
0.6%
1.6%
2.0%
0.7%
3.2%
1.5%
3.9%
21.9%
0.8%
3.6%

Geographic Diversification of Crop Insurance Business ARMtech maintains a geographically diversified portfolio of risk 19

- Iowa – 3.2%
- Minnesota – 2.6%
- Mississippi – 1.9%
- Nebraska – 1.5%
- Indiana – 1.4%
- Missouri – 1.4%
- Kentucky – 1.4%
- North Dakota – 1.2%
- Tennessee – 1.1%
- Arkansas – 0.8%
- South Dakota – 0.7%
- Ohio – 0.6%
- Illinois – 0.6%
- All other states – 2.4%

Endurance

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type

ARMtech’s 2014 Estimated Crop Year MPCI Net Written Premiums
Iowa – 6.3%
Nebraska – 3.5%
Minnesota – 2.9%
Indiana – 2.2%
Texas – 1.9%
South Dakota – 1.7%
Missouri – 1.6%
North Dakota – 1.3%
Illinois – 1.2%
Colorado – 1.0%
Kentucky – 0.9%
Ohio – 0.6%
Tennessee – 0.6%
Mississippi – 0.5%
South Carolina – 0.4%
Wisconsin – 0.4%
Kansas – 0.4%
Arkansas – 0.2%
All other states – 1.4%
Corn
(29.0%)
Texas – 12.0%
Georgia – 1.9%
Alabama – 0.7%
Mississippi – 0.6%
South Carolina – 0.5%
All other states – 1.0%
Cotton
(16.7%)
Soybeans
(20.8%)
Other Crops
(20.2%)
Wheat
(13.3%)
Texas – 3.4%
Colorado – 1.6%
North Dakota – 1.4%
Oklahoma – 1.2%
Idaho – 0.9%
Montana – 0.7%
All other states – 4.1%
Pasture, Rangeland, Forage – 2.6%
Citrus, Nursery & Orange Trees - 2.5%
Grain Sorghum – 2.2%
Peanuts – 1.5%
Apples – 1.4%
Potatoes – 1.1%
Tobacco – 1.0%
Dry Beans – 0.8%
Barley – 0.6%
Rice – 0.6%
All other crops – 5.9%

Agriculture Insurance Contains Four Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection

41.8% of MPCI Premiums Ceded to U.S. Federal Government
Assigned Risk Fund
“Higher Risk Policies”
Commercial Fund
“Lower Risk Policies”
2014 Crop Year
Gross Liability
33.4%  of first dollar risk retained by
farmers
14.1% of 2014 Crop Year NWP 85.9% of 2014 Crop Year NWP
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss ratio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss ratio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
66.6% of risk retained by ARMtech

ARMtech Has Grown Market Share Over Time
Superior service and technology have driven growth in stable market

Crop Year Market Share % Change in
Est. Market Share
MPCI Certified Companies (Owners) 2014 2013 2012 2011 2010 2009 2008 2007 2007 - 2014
Rain and Hail (ACE)
(1)
19.9% 20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -5.1%
Rural Community Insurance Company (Wells Fargo) 19.2% 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -6.0%
NAU Country Insurance Company (QBE)
(1)
13.3% 13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% -0.1%
Great American Insurance Co. (American Fin. Group) 8.5% 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.2%
American Agri-Business Ins. Co. (Endurance) 8.0% 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 2.1%
CGB Insurance Co. (CGB Diversified Services) 5.3% 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 4.1%
Producers Ag. Ins. Co. (HCC) 5.1% 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.3%
Farmers Mutual Hail Ins. of Iowa 3.9% 4.3% 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% -0.1%
John Deere Risk Protection, Inc. 3.8% 3.8% 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.8%
Agrinational Insurance Company (ADM) 3.8% 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 2.7%
Hudson Insurance Company (Fairfax)
(1)
2.3% 2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.9%
Heartland (Everest Re) 1.8% 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.5%
AgriLogic (Occidental Firs & Casualty Co) 1.3% 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.3%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.2% 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.0%
Country Mutual Insurance Company 0.9% 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Global Ag (XL Reinsurance) 0.8% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.8%
International Ag (Starr Indemnity) 0.7% 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.7%
Climate Corp. (Atlantic Specialty Ins. Co.) 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5%
Crop Pro (Technology Ins. Co.) 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2014.

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of January 1, 2015 is equal to 10.3% of Shareholders’ Equity as of December 31, 2014

Estimated Occurrence Net Loss as of January 1, 2015 Jan. 1, 2014 Jan. 1, 2013
Zone Peril
10 Year
Return
Period
25 Year
Return
Period
50 Year
Return
Period
100 Year
Return
Period
250 Year
Return
Period
100 Year
Return
Period
100 Year
Return
Period
United States
Hurricane
$111 $188 $249 $306 $402 $293 $429
Europe
Windstorm 86 137 217 328 448 317 346
California
Earthquake 37 137 192 238 318 238 395
Japan
Windstorm 28 84 119 131 148 144 201
Northwest U.S.
Earthquake — 5 34 106 176 95 154
Japan
Earthquake 16 79 128 153 169 109 111
United States
Tornado/Hail 30 44 57 69 90 88 86
Australia
Earthquake 1 10 40 98 169 86 88
New Zealand
Earthquake 1 6 15 34 77 24 24
Australia
Windstorm 6 20 44 75 103 52 53
New Madrid
Earthquake
— — — 7 69 9 10
-
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk
Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

•
Book value per common share, adjusted for dividends, expanded 13.6% during 2014
–
Net income attributable to common shareholders of $315.7 million
•
Improved accident year loss ratios in both segments
•
General and administrative expenses were higher due to the expenses related to the proposed acquisition of Aspen
•
Lighter catastrophe activity
•
Gross written premiums of $2.89 billion were 8.6% higher than full year 2013 while we continued to rebalance our portfolios
–
Insurance gross written premiums of $1.72 billion were 16.3% higher than full year 2013
•
Strong growth from newly hired teams in our U.S. specialty operations and London were offset by lower agriculture premiums. Professional lines grew 77.4% while the casualty and other specialty lines of business expanded 30.4% compared to full year 2013.  Year to date agriculture gross premiums written declined 9.3% as the impact from reduced commodity prices were partially offset by a 4% increase in policy counts.
–
Reinsurance gross written premiums of $1.18 billion a decline of 1.0% compared to full year 2013
•
Rebalancing of the reinsurance portfolio continued as catastrophe and casualty products were selectively non-renewed, which was partially offset by growth in specialty and professional lines of business.
•
Net written premiums declined 5.6% compared to full year 2013 as significant reinsurance/retrocessional protection has been purchased to reduce potential volatility
Full Year 2014 Highlights
Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

Dec. 31, 2014	Dec. 31, 2013
Operating ROE (annualized)	11.7%	11.9%
Net loss ratio	52.1%	60.5%
Acquisition expense ratio	17.1%	15.1%
General and administrative expense ratio	16.8%	14.6%
Combined ratio	86.0%	90.2%
Diluted book value per share	$61.33	$55.18
Investment leverage	2.48	2.72

Endurance

Financial Results for Full Year 2014 and 2013

Financial highlights
Key operating ratios
$MM (except per share data and %)
Net premiums written
Net premiums earned
Net investment income
Net underwriting income
Net income to common shareholders
Operating income to common
shareholders
Fully diluted net income EPS
Fully diluted operating  income  EPS
Dec. 31,
2014
Dec. 31,
2013
$
Change
%
Change
1,934.2 2,048.9 (114.7) -5.6%
1,864.0 2,016.5 (152.5) -7.6%
131.5 166.2 (34.7) -20.9%
254.9 195.4 59.5 30.5%
315.7 279.2 36.5 13.1%
304.0 281.0 23.0 8.2%
7.06 6.37 0.69 10.8%
6.80 6.41 0.39 6.1%

In $MM	Dec. 31, 2014	Dec. 31, 2013	$ Change	% Change
Casualty and other specialty	396.1	303.8	92.3	30.4%
Agriculture	866.0	954.4	-88.4	-9.3%
Professional lines	263.5	148.5	115.0	77.4%
Property, marine and energy	190.5	68.7	121.8	177.2%
Total insurance	1,716.1	1,475.4	240.7	16.3%

Endurance

In $MM
Dec. 31,
2014
Dec. 31,
2013
$
Change
%
Change
Professional lines
174.7
163.6 11.1 6.8%
Casualty
159.5
241.3 - 81.8 -33.9%
Catastrophe
343.2
355.8 - 12.6 -3.5%
Property
287.3
297.8 - 10.5 -3.5%
Specialty
213.2
131.3 81.9 62.4%
Total reinsurance
1,177.9 1,189.8 - 11.9 -1.0%
Gross Written Premiums for Full Year 2014 and 2013

Insurance Segment
Reinsurance Segment

In $MM	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Inception to date
Net premiums written	765	1,598	1,697	1,619	1,586	1,575	1,784	1,606	1,764	1,980	2,029	2,049	1,934	21,986
Net premiums earned	369	1,174	1,633	1,724	1,639	1,595	1,766	1,633	1,741	1,931	2,014	2,016	1,864	21,099
Net underwriting income (loss)	51	179	232	-410	304	322	111	265	195	-252	-48	195	255	1,399
Net investment income	43	71	122	180	257	281	130	284	200	147	173	166	132	2,186
Net income (loss) before preferred dividend	102	263	356	-220	498	521	100	555	365	-94	163	312	348	3,269
Net income (loss) available to common shareholders	102	263	356	-223	483	506	85	539	349	-118	130	279	316	3,067
Diluted EPS	$1.73	$4.00	$5.28	($3.60)	$6.73	$7.17	$1.33	$9.00	$6.38	($2.95)	$3.00	$6.37	$7.06	$51.50

Key Operating Ratios	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Inception to date
Combined ratio	86.2%	84.7%	85.8%	123.5%	81.5%	79.9%	93.5%	84.0%	88.7%	112.9%	102.3%	90.2%	86.0%	94.0%
Operating ROE	7.8%	17.3%	19.9%	(11.9%)	25.7%	23.8%	8.5%	22.0%	12.6%	(6.3%)	2.4%	11.9%	11.7%	11.1%
Book value per share	$21.73	$24.03	$27.91	$23.17	$28.87	$35.05	$33.06	$44.61	$52.74	$50.56	$52.88	$55.18	$61.33	

Endurance

Financial Overview: Inception to Date Financial Performance 28 Financial highlights from 2002 through December 31, 2014